United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 27, 2007
                                 --------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               000-49693                              92-2115369
       (Commission File Number)           (IRS Employer Identification No.)


            975 El Camino Real, South San Francisco, California 94080
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On March 27, 2007, the registrant announced that its Board of Directors has declared a quarterly cash dividend of fifteen cents per share on the Company's Common Stock totaling approximately $427,914.75. The dividend is payable to shareholders of record as of April 30, 2007, payable on May 14, 2007.

         A copy of the News Release issued by the registrant on March 27, 2007, is attached to this report as Exhibit 99.46 and is incorporated here by reference.

Item 9.01.  Financial Statements and Exhibits.

        (c)  Exhibits

               99.46 News Release dated March 27, 2007, announcing a cash dividend payable on May 14, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FNB BANCORP (Registrant)


Dated:  March 27, 2007.                          By: /s/ DAVE A. CURTIS
                                                     ---------------------------
                                                     Dave A. Curtis
                                                     Senior Vice President and
                                                     Chief Financial Officer